UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 21, 2009

Rimage Corporation

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State Or Other Jurisdiction Of Incorporation)

000-00619	41-1577970
(Commission File Number)	(I.R.S. Employer Identification No.)

7725 Washington Avenue South
Minneapolis, MN	55439
(Address Of Principal Executive Offices)	(Zip Code)

(952) 944-8144

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1 and 3 though 8 are not applicable and therefore omitted.

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Rimage Corporation (the “Company”) hereby furnishes a press release, issued on October 21, 2009, disclosing material non-public information regarding its results of operations for the quarter ended September 30, 2009 and hereby furnishes statements of its Chief Executive Officer, President and Chief Operating Officer, and Chief Financial Officer made on October 21, 2009 at a telephone conference relating to the quarter ended September 30, 2009 results.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
99.1	Press Release issued on October 21, 2009.

99.2

Statements of Bernard P. Aldrich, Chief Executive Officer, Sherman L. Black, President and Chief Operating Officer, and Robert M. Wolf, Chief Financial Officer, at a telephone conference held on October 21, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RIMAGE CORPORATION

By:	/s/ Robert M. Wolf
Robert M. Wolf Chief Financial Officer

Date:  October 22, 2009